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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 3,
2000


                   MONONGAHELA POWER COMPANY
     (Exact name of registrant as specified in its charter)

Ohio                     1-5164                   13-5229392
(State or other          (Commission File         (IRS Employer
 jurisdiction of         Number)                  Identification
 incorporation)                                   Number)


                      1310 Fairmont Avenue
                       Fairmont, WV 26554

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (304)  366-3000


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Item 7    Financial Statements and Exhibits

               (c)  Exhibits

          Ex. 99.1  Audited  Financial Statements of  Monongahela
                    Power Company for the year ended December 31, 1999.

          Ex. 99.2  Management's  Discussion  and   Analysis   of
                    Financial Condition and Results of Operations for the year ended December 31, 1999.





                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Monongahela Power Company




Dated:  March 9, 2000           By:          /s/ Michael P. Morrell
                                Name:        Michael P. Morrell
                                Title:       Vice President


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                         EXHIBIT INDEX



          Ex.  99.1  Audited Financial
                     Statements of Monongahela Power Company for the year ended December 31, 1999.

          Ex.  99.2  Management's  Discussion  and  Analysis
                     of  Financial Condition and Results of
                     Operations  for the year ended December 31, 1999